UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2005


                              REHABCARE GROUP, INC.
               (Exact name of Company as specified in its charter)


        Delaware                         0-19294             51-0265872
(State or other jurisdiction          (Commission         (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)

 7733 Forsyth Boulevard
       Suite 2300
   St. Louis, Missouri                                  63105
(Address of principal executive offices)              (Zip Code)

                                 (314) 863-7422
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On July 26, 2005 Suzan L. Rayner, M.D., MPH was elected to RehabCare Group, Inc.'s Board of Directors. Dr. Rayner will serve as a member of the Board's Compliance Committee.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press release issued July 26, 2005 announcing the election of Suzan L. Rayner, M.D., MPH as a new member of the Board of Directors of RehabCare Group, Inc.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005

                                       REHABCARE GROUP, INC.



                          By: /s/ Vincent L. Germanese
                               ----------------------------------------
                                  Vincent L. Germanese
                                  Senior Vice President,
                                  Chief Financial Officer
                                  and Secretary

                                                                    Exhibit 99.1

                    CONTACT:  RehabCare Group, Inc.
                              Vincent L. Germanese
                              Chief Financial Officer
                              Betty Cammarata, Dir-Investor Relations
                              Press: David Totaro, Senior Vice
                              President, Corporate Marketing &
                              Communications
                              (314) 863-7422 or
                              Financial Dynamics
                              Gordon McCoun/Theresa Kelleher
                              Press: Sean Leous
                              (212) 850-5600
FOR IMMEDIATE RELEASE
Tuesday, July 26, 2005

                   REHABCARE ELECTS SUZAN L. RAYNER, M.D., MPH
                       AS NEW MEMBER OF BOARD OF DIRECTORS

ST. LOUIS, MO., JULY 26, 2005 - RehabCare Group, Inc. (NYSE: RHB) today announced that Suzan L. Rayner, M.D., MPH has been elected to its Board of Directors.

     Dr. Rayner is Executive Vice President of Medical Affairs and Medical Director at Schwab Rehabilitation Hospital, a 125-bed rehabilitation hospital which is part of the Sinai Health System, based in Chicago, Illinois. Prior to assuming her current role, Dr. Rayner served as Vice-President of Ambulatory Care for the VA Greater Los Angeles Healthcare System.

     John H. Short, Ph.D., President and Chief Executive Officer of RehabCare, stated, "We are delighted to have Dr. Rayner join our Board. Her specialty in physical medicine and rehabilitation and her clinical interest in geriatric rehabilitation and rehabilitation for women, all specialties which supplement our core business, will be invaluable to us as we continue to fulfill our vision of building the post-acute continuum of care to help patients regain their lives."

     Dr. Rayner commented, "I am excited about the opportunity to join a Board which has provided dynamic leadership and direction to RehabCare. I look forward to working with Dr. Short and his management team and to help maximize the Company's tremendous potential with its patients, clients and shareholders."

     A graduate  of  Stanford  University  (B.A.  Psychology)  and  Northwestern
University Medical School (M.D.), Dr. Rayner completed her residency at the Rehabilitation Institute of Chicago, where she also served as Chief Resident. Dr. Rayner is a Fellow of the American Board of Physical Medicine and Rehabilitation and she currently serves as Chairperson of the Board of the National Center on Poverty Law.

     RehabCare  Group,  Inc.,  headquartered  in St.  Louis,  MO,  is a  leading provider of physical therapy management services for hospital inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with more than 890 hospitals and skilled nursing facilities in 37 states, the District of Columbia and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 indices.


Photos available on request.


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